UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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[  ] Soliciting Material Pursuant to Section 240.14a-12

Central Federal Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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pursuant to Exchange Act Rule 0-11 (set forth the amount on which the

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7000 N. High StreetWorthington, Ohio 43085

April 21, 2014

Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of Central Federal Corporation which will be held at Fairlawn Country Club, located at 200 North Wheaton Road, Fairlawn, Ohio, on Wednesday, May 21, 2014, at 10:00 a.m., local time.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting.  Directors and officers of the Company, as well as a representative of the Company’s independent registered public accounting firm, will be present at the Meeting to respond to any questions stockholders may have regarding the business to be transacted.  In addition, the Meeting will include management’s report on the Company’s financial performance for 2013. Attendance at the Meeting is limited to stockholders of record as of the close of business on April 7, 2014, their duly appointed proxies and guests of the Board of Directors and management.

Your vote is very important.  Whether or not you expect to attend the Meeting, please read the enclosed Proxy Statement and then complete, sign and return the enclosed proxy card promptly in the postage-paid envelope provided, or follow the procedures on the proxy card to vote your shares electronically, so that your shares will be represented.  If you attend the Meeting and are a stockholder of record, or hold a legal proxy from your bank or broker, you may vote in person even if you have previously mailed a proxy card.

On behalf of the Board of Directors, management and all of the employees of Central Federal Corporation, thank you for your continued interest and support.

Sincerely yours,

Timothy T. O’Dell

Chief Executive Officer

CENTRAL FEDERAL CORPORATION

7000 N. High Street

Worthington, Ohio 43085

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 21, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Central Federal Corporation (the “Company”) will be held at the Fairlawn Country Club, located at 200 North Wheaton Road, Fairlawn, Ohio, on Thursday, May 21, 2014, at 10:00 a.m., local time, for the following purposes:

1.To elect two (2) Directors to serve for terms of three (3) years each;

2.To consider and vote upon a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;

3.To ratify the appointment of BKD LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014; and

4.To transact such other business as may properly come before the 2014 Annual Meeting and any adjournment(s) thereof.

Record holders of the common stock of the Company at the close of business on April 7, 2014 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) or postponement(s) of the Meeting.  A list of stockholders entitled to vote will be available at the Meeting and for the ten days preceding the Meeting at CFBank, 7000 N. High Street, Worthington, Ohio 43085.

Included with this Notice are the Company’s Proxy Statement for the Annual Meeting, a form of proxy card and the Company’s 2013 Annual Report to Stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 21, 2014:  The Company’s Proxy Statement for the Annual Meeting, the form of proxy card and the Company’s 2013 Annual Report to Stockholders are available at http://CFBankonline.com/secproxy.

BY THE ORDER OF THE BOARD OF DIRECTORS

Timothy T. O’Dell

Chief Executive Officer

Worthington, Ohio

April 21, 2014

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM.  PLEASE READ THE ENCLOSED PROXY MATERIALS AND FOLLOW THE PROCEDURES ON THE PROXY CARD TO VOTE YOUR SHARES ELECTRONICALLY, OR SIGN AND RETURN THE PROXY CARD IN THE SELF-ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

CENTRAL FEDERAL CORPORATION

7000 N. High Street

Worthington, Ohio 43085

(614) 334-7979

cfbankonline.com

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 2014

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Central Federal Corporation (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at Fairlawn Country Club, 200 North Wheaton Road, Fairlawn, Ohio, at 10:00 a.m., local time, on May 21, 2014, and at any and all postponements or adjournments thereof.  Your vote is very important.  This Proxy Statement, the accompanying proxy card and the 2013 Annual Report to Stockholders are being first sent or given on or about April 21, 2014 to stockholders of record at the close of business on April 7, 2014.  The Board of Directors encourages you to read this Proxy Statement thoroughly and to take this opportunity to vote on the matters to be decided at the Meeting.

This Proxy Statement and the form of proxy card and 2013 Annual Report to Stockholders are also available at http://CFBankonline.com/secproxy.

VOTING PROCEDURES AND ATTENDING THE MEETING

WHO MAY ATTEND THE MEETING?

If you are a stockholder of record as of the close of business on April 7, 2014 (the “Record Date”), you are entitled to attend the Meeting.  Please note, however, that if you hold your shares in street name (i.e., you are a beneficial owner of shares of Company common stock that are held by a broker, bank or other nominee), you will need proof of ownership to be admitted to the Meeting.  See “HOW DO I VOTE” and “Must I VOTE BY proxy or may I vote in person at the annual meeting?” for additional information.

WHO IS ENTITLED TO VOTE?

You are entitled to vote your shares of common stock if the Company’s records show that you held your shares as of the close of business on the Record Date.  As of the close of business on the Record Date, a total of 15,823,710 shares of common stock of the Company were outstanding and entitled to vote.  Each share of common stock is entitled to one vote on each matter presented at the Meeting, except as described below.

As provided in the Company’s Certificate of Incorporation, as amended, record holders of common stock that is beneficially owned, either directly or indirectly, by a person (either a natural person or an entity) who, as of the close of business on the Record Date, beneficially owned a total number of shares of common stock in excess of 10% of the outstanding shares of common stock (the “10% limit”) are not entitled to vote any of their shares that are in excess of the 10% limit, and those shares are not treated as outstanding for voting purposes.  For purposes of calculating the 10% limit, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person.  The Company’s Certificate of Incorporation, as amended, authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to the Company to enable the Board of Directors to implement and apply the 10%

limit.  As of the Record Date, the Company was not aware of any person who beneficially owned more than 10% of the Company’s outstanding common stock.

HOW DO I VOTE?

If you were a stockholder of record as of the Record Date, you may vote in person by attending the Meeting or you may vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope, or follow the procedures on the proxy card to vote your shares electronically.  If you hold your shares through a broker, bank or other nominee, you are considered to hold your shares in “street name,” and you will receive separate instructions from the nominee describing how to vote your shares.  Please note that if you hold your shares in street name and wish to vote those shares in person at the Meeting, you will need to obtain a written proxy from the broker, bank or other nominee that holds those shares for you.

Must I VOTE BY proxy or may I vote in person at the annual meeting?

You may vote in person at the Meeting if you are a stockholder of record and you provide at the Meeting the identification required for admission.  To be admitted at the Meeting, you may need to present personal photo identification.  If your shares are held in street name (i.e., the shares are not registered in your name), you must (1) bring personal photo identification and proof of stock ownership to the Meeting to be admitted, and (2) obtain and bring with you to the Meeting a proxy from your broker, bank or other institution in whose name your shares are held in order to vote those shares at the Meeting.  A copy of your account statement or a letter from your broker, bank or other institution reflecting the number of shares of common stock you owned as of the Record Date (April 7, 2014), will constitute adequate proof of stock ownership.

HOW WILL MY SHARES BE VOTED?

Shares of Company common stock which are represented by properly executed proxy cards that are received prior to the Meeting, and not subsequently revoked, will be voted in accordance with your instructions by your proxies.  If you submit a valid proxy card prior to the Meeting but do not provide voting instructions, your proxies will vote your shares as recommended by the Board of Directors, except in the case of broker non-votes where applicable, as follows:

•	“FOR” the election as Directors of the Company of the two (2) nominees listed below under the heading “PROPOSAL 1 – ELECTION OF DIRECTORS”;
•	“FOR” the non-binding advisory resolution to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement; and
•	“FOR” the ratification of the appointment of BKD, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014.

If any other matters are properly presented for voting at the Meeting, the persons appointed as proxies will vote on those matters, to the extent permitted by applicable law, in accordance with their best judgment.  No appraisal or dissenters’ rights exist for any action proposed to be taken at the Meeting.

CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

You may revoke your proxy at any time before the vote is taken at the Meeting.  To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your shares have been voted at the Meeting, deliver to the Company another proxy that bears a later date, or attend the Meeting and vote your shares in person.  Attendance at the Meeting will not, by itself, revoke your proxy.  The last-dated proxy you submit (by any means) will supersede any previously submitted proxy. If you have instructed your broker, bank or nominee to vote your shares, you must follow directions received from your broker, bank or nominee to change your vote.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

A quorum exists if a majority of the outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) at the Meeting is present in person or represented by proxy at the Meeting. The Meeting will be held if a quorum exists at the Meeting.  If you return valid proxy instructions or attend the Meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted for purposes of determining a quorum.  If there are not sufficient shares present or represented by proxy at the Meeting to constitute a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

The rules of The NASDAQ Stock Market LLC (“NASDAQ”), the stock exchange on which the Company’s common stock is listed, determine whether proposals presented at stockholder meetings are routine or non-routine.  If a proposal is routine, a broker holding common shares for a beneficial owner in street name may vote on the proposal without receiving instructions from the beneficial owner.  If a proposal is non-routine, the broker may vote on the proposal only if the beneficial owner has provided voting instructions.  A broker non-vote occurs when the broker is unable to vote on a proposal because the proposal is non-routine and the beneficial owner does not provide any instructions.

The ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3) is the only routine matter.  Each of the other proposals is considered a non-routine matter and, therefore, your broker may vote on these matters only if you provide voting instructions.  Accordingly, it is important that you provide instructions to your broker on these matters.

•     Proposal 1 – Election of Directors

Under Delaware law and the Company’s Bylaws, Directors are elected by a plurality of the votes cast.  This means that the two (2) nominees receiving the greatest number of votes “FOR” election will be elected Directors.  Shares as to which the authority to vote is withheld and broker non-votes will be counted for quorum purposes but will not affect whether a nominee has received sufficient votes to be elected.

•     Proposal 2 – Non-Binding Advisory Resolution to Approve the Compensation of the Company’s Named Executive Officers

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to approve the non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement.  Abstentions and broker non-votes are not counted as votes cast and will not be counted in determining whether the proposal has been approved.

•    Proposal 3 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting firm

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to ratify the appointment of BKD LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014.  Abstentions are not counted as votes cast and will not be counted in determining whether the proposal has been approved.

WHO WILL COUNT THE VOTE?

The Company’s transfer agent, Registrar and Transfer Company, will tally the vote, which will be certified by an Inspector of Election.  The Board of Directors has designated John W. Helmsdoerfer, Executive Vice President and Chief Financial Officer of the Company, to act as the Inspector of Election for the meeting.  Mr. Helmsdoerfer is an officer of the Company and an officer and employee of the Company’s wholly-owned operating subsidiary, CFBank, a federally chartered savings association.

IS THE BOARD OF DIRECTORS AWARE OF ANY OTHER MATTERS THAT WILL BE PRESENTED AT THE ANNUAL MEETING?

The Company is not aware of any other matters to be presented at the Meeting.  If any matters not described in this Proxy Statement are properly presented at the Meeting, the persons named in the proxy card will use his or her best judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the Meeting in order to solicit additional proxies.

WHO PAYS THE COST OF PROXY SOLICITATION?

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s common stock.  Directors, officers and regular employees of the Company may also solicit proxies personally or by telephone and will not receive additional compensation for these activities.

Delivery of Proxy Materials to Multiple Stockholders Sharing the Same Address

Unless we have received contrary instructions, we send a single copy of the annual report, proxy statement and notice of annual meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family.  Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at those households and helps reduce our expenses.

If you would like to receive your own set of the annual report, proxy statement and notice of annual or special meetings this year or in future years, please follow the instructions described below:

If your shares are registered in your own name, please contact our transfer agent, Registrar and Transfer Company, and inform them of your request to revoke householding by calling them at 1-800-368-5948 or writing to them at Registrar and Transfer Company, 10 Commerce Drive, Cranford, NJ  07016.  After receiving your revocation, we will promptly send individual documents to you.

If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

 If two or more stockholders residing in the same household individually receive copies of the annual report, proxy statement and notice of annual or special meeting and as a household wish to receive only one copy, you may contact our transfer agent at the address and telephone number listed above in the case of registered holders, or your bank, broker or other nominee directly if such bank, broker or other nominee holds your shares, and request that householding commence as soon as practicable.

WHO SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions concerning this proxy solicitation, or the proposals to be considered at the Meeting, please call Thad Perry, President, at (614) 334-7979.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting to Be Held on May 21, 2014:

The Company’s Proxy Statement for the Annual Meeting, the form of proxy card and the Company’s 2013 Annual Report to Stockholders are available at http://CFBankonline.com/secproxy.

CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

The Board of Directors of the Company has determined that all of its directors, except Timothy O’Dell and Thad Perry, are “independent directors,” as that term is defined by applicable listing standards of the NASDAQ Marketplace Rules and by the Securities and Exchange Commission (the “SEC”).  The independent directors are Thomas P. Ash, Edward W. Cochran, James Frauenberg II, Robert E. Hoeweler and Robert H. Milbourne.

The NASDAQ independence definition includes a series of tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company.  As required by the NASDAQ Marketplace Rules, the Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director.  In making these determinations, the Board of Directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and its management, including those described under the heading “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” on page 9 of this Proxy Statement.

BOARD LEADERSHIP STRUCTURE

The Company’s current Chairman, Robert E. Hoeweler, has served in this capacity since August 24, 2012.  Mr. Hoeweler has extensive experience in the banking industry and intimate familiarity with the operations of financial institutions. As a result, he is able to provide unique insights as Chairman that are valuable to the Board in determining and overseeing the strategic direction of the Company.

The Board of Directors has placed the responsibilities of Chairman with an “independent” member of the Board, which we believe provides strong accountability between the Board and our management team.  Our Chairman is responsible for providing leadership to the Board of Directors and facilitating communication among the directors, setting the Board meeting agendas in consultation with the Chief Executive Officer, and presiding at Board meetings.  The Chairman also actively provides oversight to the activities and controls of the Company and CFBank. This delineation of duties allows the Chief Executive Officer to focus his attention on managing the day-to-day business of the Company and CFBank.  We believe this structure provides strong leadership for our Board while positioning our Chief Executive Officer as the leader of the Company in the eyes of our customers, employees, stockholders and other stakeholders.

BOARD ROLE IN RISK OVERSIGHT

The Board of Directors is responsible for consideration and oversight of risks facing the Company and CFBank and is responsible for ensuring that material risks are identified and managed appropriately.  The Audit Committee meets at least eight (8) times annually and with management for a portion of each meeting in order to review our major financial risk exposures and the steps management is taking to monitor and control such exposures.  Directors also serve on committees that focus on major areas of risk in the Company and CFBank that include loans and compensation.  Directors discuss risk and risk mitigation strategies with management within these committees.  All risk oversight discussions are included in committee and other reports to the full Board of Directors.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company holds four (4) regular meetings annually and special meetings as called from time to time in accordance with the Bylaws of the Company.  During fiscal 2013, the Company’s Board of Directors held ten (10) meetings. The Board of Directors of CFBank has the same composition as the Board of the Company and holds regular meetings monthly and special meetings as called from time to time in accordance with the Bylaws of CFBank.  During fiscal 2013, CFBank’s Board of Directors held twelve (12) meetings.  No director during the period he served attended less than 75% of the Company’ Board meetings and any committees on which he served.

The Board’s principal standing committees during fiscal 2013 were the Audit Committee, the Compensation and Management Development Committee, and the Corporate Governance and Nominating Committee.  Information regarding the functions of the Board’s committees, their present membership and the number of meetings held by each committee during fiscal 2013 is set forth below.  All committees operate under formal written charters adopted by the Board of Directors.

AUDIT COMMITTEE.  The Audit Committee is appointed by the Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of our consolidated financial statements and the financial reporting processes, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the annual independent audit of our consolidated financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit function and of our independent registered public accounting firm, and any other areas of potential financial risk to the Company as specified by the Board.  The Audit Committee also is responsible for the appointment, retention and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by the independent registered public accounting firm, and for the review and approval, on an ongoing basis, of all related-party transactions for potential conflict-of-interest situations.  The Audit Committee Report appears on page 23 of this Proxy Statement.

During fiscal 2013, the Audit Committee held twelve (12) regular meetings and two (2) special meetings.  The following directors served as members of the Audit Committee during fiscal 2013:

Audit Committee Members

Thomas P. Ash (Chair)
Robert E. Hoeweler
Edward W. Cochran
James H. Frauenberg II
Robert H. Milbourne*
*Robert H. Milbourne was appointed to the audit committee on May 16, 2013.

Each director who currently serves on the Audit Committee qualifies, and each director who served as a member of the Audit Committee during 2013 qualified, as an “independent director” under Rule 5605(a)(2) of the NASDAQ Marketplace Rules and  under SEC Rule 10A-3(b)(1).  None of such members of the Audit Committee has participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the past three years, and all of such members are able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement. The Board has also determined that Thomas P. Ash, the Chair of the Audit Committee, qualifies as an “audit committee financial expert” for purposes of Item 407(d)(5) of SEC Regulation S-K.

EXECUTIVE COMMITTEE.    The Executive Committee is the working committee of the board responsible for the development of board actionable products including: identification, analysis, scenario development and action planning regarding issues and opportunities impacting CFBank’s current operations and future success.  The Executive Committee is also responsible for strategy formulation, the detailed development of the Company’s and CFBank’s Business and Capital Plan and for oversight of the detailed operations of the Holding Company as it has no employees.  This committee also signs-off on all information releases to outside parties.  The Board Chairman, CEO and President are the members of this committee, which is also attended by the Chief Financial Officer.  Executive committee meetings are held bi-weekly with its activities discussed with the board at each board meeting.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE.  The Compensation and Management Development Committee (the “Compensation Committee”) has overall responsibility for reviewing, evaluating and approving the director and officer compensation plans, policies and programs of the Company and CFBank.  The Compensation Committee is responsible for administering our equity compensation plans and for establishing compensation and benefits for the Chief Executive Officer and other executive officers of the Company and CFBank.

During fiscal 2013, the Compensation Committee held two (2) meetings.  All members of the Compensation Committee are independent as defined under the NASDAQ Marketplace Rules.  The following directors served as members of the Compensation Committee during fiscal 2013:

Compensation Committee Members

Robert H. Milbourne (Chair)*
Robert E. Hoeweler
James H. Frauenberg II
Thomas P. Ash
Edward W. Cochran

*Robert H. Milbourne was appointed to the Compensation and Management Development Committee on May 16, 2013 and subsequently to serve as Chairman of the committee on November 20, 2013.  Mr. Thomas Ash served as Chairman of the Compensation Committee prior to Mr. Milbourne’s appointment as chairman.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.  The Corporate Governance and Nominating Committee is responsible for identifying individuals qualified to serve as Board members and recommending to the Board of Directors the director nominees for election or appointment to the Board.  The Corporate Governance and Nominating Committee considers nominees in the context of standards codified in the Board’s Corporate Governance Guidelines.  The Committee periodically reviews the size and composition of the Board of Directors and determines whether to add or replace directors.  The Corporate Governance and Nominating Committee may employ professional search firms, for which the Company would pay a fee to assist in identifying potential members of the Board of Directors with the desired skills and disciplines.  Final approval of director nominees is determined by the full Board of Directors, based on the recommendation of the Corporate Governance and Nominating Committee.

During fiscal 2013, the Corporate Governance and Nominating Committee held one (1) meeting.  The following directors served as members of the Corporate Governance and Nominating Committee during 2013:

Corporate Governance and Nominating Committee Members

Thomas P. Ash
Robert E. Hoeweler
James H. Frauenburg II
Edward W. Cochran
Robert H. Milbourne (after joining the Board on May 16, 2013)

All members of the Corporate Governance and Nominating Committee during fiscal 2013 qualified as independent under the NASDAQ Marketplace Rules.

COMMITTEE CHARTERS.  The authority and responsibilities of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee are set forth in their charters, which are posted in the Investor Relations section of our website at http://CFBankonline.com.

NOMINATING PROCEDURE

The Corporate Governance and Nominating Committee recommends candidates, including incumbents, for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s Certificate of Incorporation and Bylaws. Nominations are based on the criteria the Committee deems appropriate, which may include: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.  Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

Nominations, other than those made by the Board of Directors after its review of the recommendations of the Corporate Governance and Nominating Committee, must be made by timely notice in writing to the Corporate Secretary as set forth in Article I, Section 6(c) of the Company’s Bylaws.  In general, to be timely, a stockholder’s notice must be received by the Company not less than ninety (90) days before the date of the scheduled annual meeting; however, if less than one hundred (100) days’ notice or prior disclosure of the date of the scheduled annual meeting is given by the Company, the stockholder has until the close of business on the tenth (10th) day following the day on which notice or prior disclosure of the date of the scheduled annual meeting was made.  The stockholder’s notice must include all the information set forth in Article I, Section 6(c) of the Company’s Bylaws, which includes the following:

(i)	As to each person whom a stockholder proposes to nominate for election as a director:

•

All information relating to the proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

(ii)	As to the stockholder giving the notice:

•	The name and address of the stockholder as they appear on the Company’s books; and

•	The class and number of shares of the Company’s capital stock that are beneficially owned by the stockholder.

The description above is a summary of the Company’s nominating process.  Any stockholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company’s Certificate of Incorporation and Bylaws, the SEC’s proxy rules, and Delaware law.

QUALIFICATIONS OF DIRECTORS

The Board of Directors has codified certain standards for directors in the Board’s Corporate Governance Guidelines.  These guidelines provide that the Board of Directors should encompass, among other things, a diverse range of viewpoints, backgrounds, experiences and demographics sufficient to build a Board that is effective, collegial and responsive to the Company’s operations and interests.  The Corporate Governance Guidelines also provide that Board membership should be based on judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business as well as on business or other relevant experience.  Further, at all times a majority of the Board must be “independent directors,” as defined from time to time by the listing requirements of NASDAQ and any specific requirements established by the Board.  Each director also is expected to:

•	provide loyalty, direction and oversight to the business and management of the Company;
•	establish strategic direction of the Company;
•	exercise business judgment in the best interests of the Company;
•	review at least annually a management succession plan to ensure continuity in senior management;
•	evaluate the principal executive officer;
•	review and evaluate significant transactions;
•

possess sufficient familiarity with the Company’s principal operational and financial objectives and plans to ensure active and effective participation in the deliberations of the Board of Directors and each committee on which the director serves; and

•	possess the capacity to obtain a basic understanding of the Company’s results of operations and financial condition.

The Corporate Governance Guidelines are posted in the Investor Relations section of our website at http://CFBankonline.com.

CODE OF ETHICS AND BUSINESS CONDUCT

The Board of Directors has adopted a Code of Ethics and Business Conduct, which applies to all of our directors, officers and employees, including directors, officers and employees of our subsidiaries and other affiliates.  Our Code of Ethics and Business Conduct is posted in the Investor Relations section of our website at http://CFBankonline.com.

BOARD MEMBER ATTENDANCE AT ANNUAL STOCKHOLDER MEETINGS

Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances.  All of our directors attended last year’s annual meeting of stockholders, with the exception of Mr. Edward Cochran.

COMMUNICATIONS WITH DIRECTORS

The Board of Directors has adopted a process by which stockholders and other interested parties may communicate with the Board, any individual director or any committee chair by e-mail or regular mail.  Communications by e-mail should be sent to roberthoeweler@CFBankmail.com.  Communications by regular mail should be sent to the attention of the Board of Directors; any individual director by name; Chair, Audit Committee; Chair, Compensation and Management Development Committee; or to Chair, Corporate Governance and Nominating Committee, c/o Corporate Secretary, Central Federal Corporation, 7000 N. High Street, Worthington, Ohio 43085.  Management will pass on all communications received to the appropriate director or directors without any screening.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CFBank policy and Federal regulations related to insured financial institutions require that any and all loans or extensions of credit made by CFBank to related persons of the Company or CFBank, including executive officers, directors or their immediate family members, must (i) be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to CFBank, (ii) not involve more than the normal risk of collectability and (iii) not present any other unfavorable features.  All outstanding loans or extensions of credit made by CFBank to such related persons comply with these regulations and policies.  In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, shall not exceed an amount equal to 15 percent of the Bank’s unimpaired capital and unimpaired surplus in the case of loans not fully secured, and an additional 10 percent of the Bank’s unimpaired capital and unimpaired surplus of loans fully secured. Total loans outstanding to such related persons totaled $712,000 at December 31, 2013, were approved by a majority of disinterested members of the entire Board of Directors, and were performing in accordance with their terms at that date.

On an annual basis, each director and each executive officer of the Company must complete a Directors’ and Officers’ questionnaire which requires disclosure of any transaction, arrangement or relationship with the Company and/or any of our subsidiaries since the beginning of the last fiscal year in which the director or executive officer, or any member of his or her immediate family, has or had a direct or indirect interest. As a part of its review process, CFBank compares information to track originations of any new loans for a director or an executive officer, or any member of his or her immediate family, and reconciles all then current account information to ensure the data has been gathered and recorded accurately.

The Audit Committee is responsible, for reviewing and overseeing policies designed to identify related person transactions that are material to the Company’s consolidated financial statements or otherwise require disclosure under applicable rules adopted by the SEC, including those transactions required to be disclosed under Item 404 of SEC Regulation S-K, or the rules of any other appropriate regulatory agency or body.  All such transactions must be approved in advance by the CEO and by the Board of Directors. Further, under the terms of the Company’s Code of Business Conduct and Ethics, the Board of Directors is responsible for reviewing and overseeing all actions and transactions which involve the personal interest of a director or executive officer of the Company and determining in advance whether any such action or transaction represents a potential conflict of interest. In addition, under the terms of CFBank’s Insider and Affiliate Credit and Regulation O Policy, all loans made to directors or executive officers of the Company or one of our subsidiaries must be reported to the Senior Credit Officer and the Compliance Officer. All such related party loans must conform to the Company’s credit policy. To the extent any transaction represents an ongoing business relationship with the Company or any of our subsidiaries, such transaction must be reviewed annually and be on terms no more favorable than those which would be usual and customary in similar transactions between unrelated persons dealing at arm’s length.

PROPOSAL 1 –

ELECTION OF DIRECTORS

In accordance with the Bylaws of the Company, the number of directors is currently fixed at seven  (7).  There are currently seven (7) directors serving on the Board.  The independent members of the Board have nominated the two (2) directors named below for re-election as directors of the Company to serve three-year terms expiring at the annual meeting in 2017.

NOMINEES
Robert E. Hoeweler
Robert H. Milbourne

Each nominee has expressed his willingness to serve as a director if elected.  Should a  nominee decline or be unable to accept such nomination or be unable to serve, an event which the Board of Directors does not now expect, the Board of Directors reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees.  In this event, the proxy holders may vote your shares in their discretion for any substitute nominee proposed by the Board of Directors unless you have withheld authority.

The following sets forth information regarding each of the nominees for election as director of the Company and each of the current directors whose term will continue following the meeting.  Unless otherwise indicated, each individual has held his principal occupation for more than five years.  There are no family relationships among any of the directors and executive officers.

NOMINEES

Robert E. Hoeweler has been the Chairman of the Board of the Company and CFBank since August 2012.  Since 1980 he has been the Chief Executive Officer of a diverse group of companies owned by the Hoeweler family, including manufacturing, communications, distribution, business services and venture capital entities.  He serves on the boards of a major waste management company and large commercial bakery.  He previously has served as the Chairman of two family led businesses in financial services, a midsized community bank and a major payment processing service company.  He brings diverse business and banking skills and experience to the Company and CFBank.  Age 66.  Director since August 23, 2012.

Robert H. Milbourne has lead RHM Advisors, a business consulting firm, specializing in business strategy, financing, and corporate development for public and private companies, for the last five years.   Mr. Milbourne was the founding President  & CEO of the Columbus Partnership, a civic organization of top business, education and community leaders formed in 2002 to improve the region’s economic future.  He served in this role through 2008. He came to Columbus after serving as CEO of a similar group in Milwaukee for 17 years.  He also was involved as a founder and board member of a Milwaukee de novo bank.  Prior to his work in Milwaukee, he enjoyed a career in government and business.    Mr. Milbourne has served on the board of the following public companies during the past five years: AirNet Systems (small package express cargo airline), Skybus (airline), and Percuvision (medical devices). He has also served on many corporate and non-profit boards including: Care Network; Columbus Chamber; Compete Columbus; University of Wisconsin Athletic Board; Columbus School for Girls; and CEOs for Cities.    He brings extensive business and regulatory experiences and relationships that are valuable to the Company and CFBank.  Age 66.  Mr. Milbourne has served as a Director since May 2013, when he was appointed to fill the remaining unexpired term of former Director William R. Downing, which expires on the date of the annual meeting in 2014.

CONTINUING DIRECTORS

Edward W. Cochran has been engaged in the practice of law for over 30 years since graduating from Columbia University Law School in 1975.  He holds an undergraduate degree from Harvard University, where he was a Harvard National Scholar.  Mr. Cochran is admitted to practice before the United States Supreme Court, as well as the courts of Ohio, the U.S. District Court for the Northern District of Ohio, and the United States Circuit Courts of Appeal for the Second, Third, Sixth, Seventh and Ninth Circuits.  In addition, Mr. Cochran is involved in various business interests and is a successful investor.  Mr. Cochran has strong relationships in Cleveland and brings a valuable legal perspective and regulatory understanding to the Company and CFBank. Age 63.  Term expires in 2015.  Director since December 19, 2012.

Timothy T. O’Dell has been the CEO and a  Director of the Company and CFBank since August 2012. Prior to joining CFBank he was the owner of the Chetwood Group, which provided advisory services to a number of privately held enterprises in construction, health care, real estate and professional services.  Prior to founding Chetwood in 2003, Mr. O’Dell spent 22 years at Fifth Third Bank, and was a senior executive with Fifth Third’s Central Ohio operations for 12 of those years, concluding his tenure serving as President and Chief Executive Officer for 10 years with Fifth Third–Central Ohio.  Mr. O’Dell also served as a senior lender at Fifth Third Bank and managed its commercial banking and residential and commercial real estate divisions.   During his tenure, Fifth Third’s Central Ohio division grew by $4 billion in deposits and $5 billion in loans from organic growth and through strategic acquisitions.   Mr. O’Dell has served on the board of the Columbus Chamber of Commerce and The Ohio State University Medical Center, and he was a founding investor in the Ohio TechAngel Venture Fund.  Mr. O'Dell holds a B.B.A. from Marshall University. He bring extensive executive banking, operations and business skills to the Company and CFBank covering all current and anticipated areas of focus.  Age 60.  Term expires in 2015.   Director since August 23, 2012.

Thad R. Perry has been the President and a Director of the Company and CFBank since August 2012.  Prior to joining the Company, he was a Senior Partner in Accenture for over 30 years where he was involved in consulting, transaction structuring, and management of operations.  He operated the firm’s Columbus, Ohio practice and developed its regulated industries practice.  From 1988 through 1998, Mr. Perry managed Accenture’s German, Austrian, Swiss and East European practices, which accounted for nearly $1 billion in gross revenues, was former Chief Operating Officer of Western Europe operations, and served on Accenture’s European Management and Global Strategic Planning Boards, the Image Management Committee, Global Markets Executive Committee, and the Firmwide Outsourcing and Technology Committees.  His experiences in banking include the transformation of both the technical and business processes for credit card, internet banking and security, stock and trading exchanges, international banking and customer relationship management.  Mr. Perry holds a B.S. and an M.B.A from The Ohio State University.  He brings extensive financial services industry, strategy and technology skills to the Company and CFBank.  Age 70.  Term expires in 2015.   Director since August 23, 2012.

Thomas P. Ash has been Director of Governmental Relations at the Columbus, Ohio-based Buckeye Association of School Administrators since August 2005.  Prior to that time, Mr. Ash was Superintendent of Schools, Mid-Ohio Educational Service Center in Mansfield, Ohio from January 2000 through July 2005.   Mr. Ash was the Superintendent of Schools, East Liverpool City School District in East Liverpool, Ohio from August 1984 to December 1999.  As Superintendent at Mid-Ohio Educational Service Center and East Liverpool City School District, his experience included financial reporting and analysis, supervising and directing financial staff members, implementing and complying with U.S. generally accepted accounting principles (GAAP) reporting requirements, and developing internal controls.  Mr. Ash’s public-sector and advocacy experience, both on the local level in Columbiana County and on the state level, lends a perspective unique to the Board of Directors.  Age 63. Term expires in 2016. Director since 1985.

James H. Frauenberg, II has been the principal owner of Addison Holding, LLC for the last five years, managing investments of private individuals   He is active in opening/owning new franchises for two retail chains, Five Guys Burgers and Fries and Flip Flops.  He was a senior officer with Check Smart Financial in Dublin, Ohio from 1995 to 2008.  Mr. Frauenberg’s strong financial and entrepreneurial skills bring a high level of insight and judgment to the Company and CFBank.  Age 38.  Term expires in 2016.  Director since August 23, 2012.

Recommendation and Vote

Under Delaware law and the Company’s Bylaws, the two (2) nominees for election as directors of the Company who receive the greatest number of votes “FOR” election will be elected directors.  Shares represented by properly executed proxy cards that are received prior to the Meeting and not subsequently revoked will be voted “FOR” the election of the nominees listed above unless authority to vote for one or more nominees is withheld.  Shareholders may withhold authority to vote for the entire slate as nominated or may withhold the authority to vote for an individual nominee.  Shares as to which the authority to vote is withheld will be counted for quorum purposes but will not be counted toward the election of directors, or toward the election of the individual nominees specified on the proxy card.

The Board of Directors recommends that you vote “FOR” the re-election of each of the nominees listed above.

2013 COMPENSATION OF DIRECTORS

At the September 2012 meeting of the Board, the Board voted to suspend director fees until the Company and CFBank are able to achieve positive cash flow from operations.  Therefore, no Director received cash compensation for board services in 2013,  other than Mr. Hoeweler for his services on the Executive Committee. However, individual directors received non-qualified stock options during 2013 under the Company’s 2009 Equity Compensation Plan. Stock Options expire after ten years and vest over a three period; the price of the options are set based upon the fair market value at the date of the grant.

The following table summarizes compensation paid to each director who is not a named executive officer during the year-ended December 31, 2013.

	Director Compensation for 2013
Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Thomas P. Ash	$-	$15,410	$1,041	$16,451
Edward W. Cochran	-	15,410	-	15,410
James Frauenberg II	-	15,410	-	15,410
Robert E. Hoeweler	100,000	41,092	-	141,092
Robert Milbourne	-	26,214	-	26,214

(1)

The Board suspended the payment of director fees in September 2012, and therefore, no Board member received director fees for services in 2013, except that Mr. Hoeweler received fees for service on the Executive Committee in recognition of the significant time and effort expended by Mr. Hoeweler as an outside Director in connection with his service on the Executive Committee.

(2)

The amount included in the "Option Awards" column represents the aggregate grant date fair value of awards granted in 2013 related to stock options, computed in accordance with FASB ASC Topic 718.  For a discussion of the assumptions we used to calculate the value of option awards, see Note 15 to our consolidated financial statements included in the 2013 Annual Report to Stockholders.

(3)	The amounts shown in the "All Other Compensation" column include costs associated with life insurance benefits for Mr. Ash.

COMPENSATION OF EXECUTIVE OFFICERS

OVERVIEW OF COMPENSATION PROGRAMS

The Company’s compensation program is designed to provide market relevant incentives and rewards to those leadership employees who are largely responsible for the success and growth of the Company and CFBank, and to assist the Company and CFBank in attracting executives and other key employees with experience and ability.   The Company’s compensation program includes an annual review and adjustment to base salary based on corporate related objectives by which their contribution to the firm’s success is measured.  Compensation paid to executive officers in 2013 and 2012 consisted of base salary, stock option awards granted under the Central Federal Corporation 2009 Equity Compensation Plan, 401(k) plan matching contributions and car allowances for certain executive officers.  No compensation consultants were engaged by the Company in 2012 or 2013.

2013 COMPENSATION

In accordance with the rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company’s Chief Executive Officer and certain other most highly compensated executive officers of the Corporation for the years ended December 31, 2013 and 2012.

Summary Compensation Table for 2013
Name and Principal Position	Year	Salary ($)	Option Awards ($) (4)	All Other Compensation ($) (5)	Total ($)

Timothy T. O'Dell (1)	2013	$200,000	$51,365	$7,800	$259,165
Chief Executive Officer	2012	72,051	45,439	2,600	120,090

Thad R. Perry (2)	2013	$180,000	$46,229	$7,800	$234,029
President	2012	64,846	40,895	2,600	108,341

John Helmsdoerfer (3)	2013	$138,542	$63,314	$6,480	$208,336
Chief Financial Officer	2012	-	-	-	-

(1)	Mr. O’Dell was appointed as Chief Executive Officer on August 23, 2012, the salary amount shown for 2012 is prorated.
(2)	Mr. Perry was appointed as President on August 23, 2012, the salary shown for 2012 is prorated.
(3)	Mr. Helmsdoerfer was appointed as Chief Financial Officer on March 18, 2013, the salary amount shown for 2013 is prorated.
(4)

The amount included in the "Option Awards" column represents the aggregate grant date fair value of awards granted during the year related to stock options, computed in accordance with FASB ASC Topic 718.  For a discussion of the assumptions we used to calculate the value of option awards, see Note 15 to our consolidated financial statements contained in our 2013 Annual Report to Stockholders.

(5)	The amounts shown in the "All Other Compensation" column represent employer matching contributions to the 401(k) plan and car allowances.

EQUITY COMPENSATION PLAN INFORMATION

On May 21, 2009, the stockholders of the Company approved the Central Federal Corporation 2009 Equity Compensation Plan, and the stockholders subsequently approved the First Amendment to the 2009 Equity Compensation Plan at the May 13, 2013 Annual Meeting, as amended, (the “2009 Plan”). The 2009 Plan was developed to provide incentives and rewards to those employees and directors who are largely responsible for the success and growth of the Company and its affiliates, and to assist the Company and CFBank in attracting and retaining directors, executive officers and other key employees with experience and ability.  The 2009 Plan provides for discretionary grants of stock options, stock appreciation rights and restricted stock.  The First Amendment to the 2009 Plan approved by stockholders at the May 13, 2013 Annual Meeting increased the number of shares of common stock reserved for awards thereunder from 200,000 to 1,500,000. Stock Options expire after ten years and vest over a three period; the price of the options are set based upon the fair market value of our common stock at the date of the grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END.  The following table shows information regarding equity awards outstanding to our named executive officers as of December 31, 2013.

	Outstanding Equity Awards at Fiscal Year-End for 2013
		Option Awards
	Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date

	Tim T. O'Dell	-	50,000	$1.43	10/16/23
		16,667	33,333	$1.27	12/19/22

	Thad R. Perry	-	45,000	$1.43	10/16/23
		15,000	30,000	$1.27	12/19/22

	John Helmsdoerfer	-	30,000	$1.43	10/16/23
		-	30,000	$1.50	03/20/23

(1)	The unexercisable Option Awards as of December 31, 2013 have a vesting date or will vest as follows:
	Date	Mr. O'Dell	Mr. Perry	Mr. Helmsdoerfer
	12/19/14	16,666	15,000	-
	12/19/15	16,666	15,000	-
	3/20/14	-	-	10,000
	3/20/15	-	-	10,000
	3/20/16	-	-	10,000
	10/16/14	16,667	15,000	10,000
	10/16/15	16,667	15,000	10,000
	10/16/16	16,667	15,000	10,000
		83,333	75,000	60,000

The following table sets forth information about Company common stock that may be issued upon exercise of options, warrants and rights under all of the Company’s equity compensation plans as of December 31, 2013.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans

Equity compensation plans approved by stockholders	639,686	$ 1.70	935,352

Equity compensation plans not approved by stockholders	-	-	-

Total	639,686	$ 1.70	935,352

PROPOSAL 2 – NON-BINDING ADVISORY VOTE ON

NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and corresponding SEC rules enable the Company’s stockholders to vote to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.  As a result, the following resolution will be submitted for stockholder approval at the Meeting:

“RESOLVED, that the stockholders of Central Federal Corporation (the “Company”) hereby approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for its 2013 Annual Meeting of Stockholders pursuant to Item 402 of SEC Regulation S-K, including the compensation tables, notes and narrative disclosures contained under the heading “COMPENSATION OF EXECUTIVE OFFICERS” in the Company’s Proxy Statement.

The Board of Directors believes that the Company’s compensation policies and procedures, which are reviewed and approved by the Compensation Committee, are effective in aligning the compensation of the Company’s named executive officers with the Company’s short-term goals and long-term success and that such compensation and incentives are designed to attract, retain and motivate the Company’s key executives who are directly responsible for the Company’s continued success.  The Board of Directors believes that the Company’s compensation policies and practices do not threaten the value of the Company or the investments of the Company’s stockholders or create incentives to engage in behaviors or business activities that are reasonably likely to have a material adverse impact on the Company.  The Board of Directors further believes that the Company’s compensation policies and procedures are reasonable in comparison both to the Company’s peer bank holding companies and to the Company’s performance during the past year.

Stockholders are encouraged to carefully review the information provided in this Proxy Statement regarding the compensation of the Company’s named executive officers in the section captioned “COMPENSATION OF EXECUTIVE OFFICERS” beginning on page 14 of this Proxy Statement.

Because your vote is advisory, the outcome of the vote will not:  (i) be binding upon the Company’s Board of Directors or the Compensation Committee with respect to future executive compensation decisions, including those relating to the Company’s named executive officers, or otherwise; (ii) overrule any decision made by the Company’s Board of Directors or the Compensation Committee; or (iii) create or imply any additional fiduciary duty by the Company’s Board of Directors or the Compensation Committee.  However, the Compensation Committee expects to take into account the outcome of the advisory vote when considering future executive compensation arrangements.

Recommendation and Vote

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to approve Proposal 2.  Abstentions and broker non-votes are not counted as votes cast and will not be counted in determining whether the proposal has been approved.

The Board of Directors recommends that you vote “FOR” Proposal 2.

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of the Company’s independent registered public accounting firm is made annually by the Audit Committee.  The Audit Committee, with the approval of the Board of Directors, has appointed BKD, LLP to serve as the Company’s independent registered public accounting firm for 2014, subject to ratification by stockholders.  Crowe Horwath LLP audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2013.  See “AUDIT COMMITTEE MATTERS” on page 22 for additional information regarding the change in our independent registered public accounting firm.

Representatives of BKD, LLP and Crowe Horwath, LLP are expected to be present at the Meeting to respond to appropriate questions from stockholders and will each have the opportunity to make a statement should he or she desire to do so.

Recommendation and Vote

The affirmative vote of a majority of the shares of common stock represented at the Meeting, in person or by proxy, and entitled to vote on the proposal, is required to ratify the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  The effect of an abstention is the same as a vote “AGAINST” Proposal 3.  Even if the appointment of BKD, LLP is ratified by the shareholders, the Audit Committee, in its discretion, could decide to engage another firm if the Audit Committee determines such action is necessary or desirable.  If the appointment of BKD, LLP is not ratified, the Audit Committee will reconsider the appointment (but may decide to maintain the appointment).

The Board of Directors recommends that you vote “FOR” Proposal 3.

BENEFICIAL OWNERSHIP OF

COMPANY COMMON STOCK

The following table provides information as of April 7, 2014 about the persons known by the Company to be beneficial owners of more than 5% of the Company’s outstanding common stock.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.  A provision in the Company’s Certificate of Incorporation eliminates the ability of any beneficial owner of more than 10% of the Company’s outstanding common stock to vote any shares in excess of this 10% limit.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding

MacNealy Hoover Investment Management, Inc. (1)	1,333,914	8.4%
Harry C.C. MacNealy
200 Market Avenue North, Suite 200
Canton, OH 44702

Wellington Management Company, LLP (2)	1,342,735	8.5%
75 State Street
Boston, MA 02109

Edward W Cochran (3)	1,066,667	6.7%

(1) Based on information contained in a statement on Schedule 13G dated February 10, 2014, MacNealy Hoover Investment Management, Inc., has share voting power and shared investment power over 1,333,914 shares of the outstanding common stock of the company.

(2) Based on information contained in a statement on Schedule 13G dated February 14, 2013, Wellington Management, Inc. has shared voting power and shared investment power over 1,342,735 shares of the outstanding common stock of the company.

(3) Based on information provided to the Company, Mr. Cochran has sole voting power over 1,066,667 shares of the outstanding common stock of the company.

The following table sets forth information as of April 7, 2014 with respect to the number of shares of Company common stock considered to be beneficially owned by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and Nature of Beneficial Ownership (1) (2)
	Shares	Percent

Robert E Hoeweler, Chairman of the Board, Director (3)	100,333	0.6%
Thomas P. Ash, Director (4)	24,629	0.2%
James H. Frauenberg, Director (5)	336,666	2.1%
Timothy T. O'Dell, Chief Executive Officer, Director (6)	391,000	2.5%
Thad R. Perry, President, Director (7)	698,333	4.4%
Edward W Cochran, Director (8)	1,070,000	6.8%
John W. Helmsdoerfer, Chief Financial Officer (9)	11,000	0.1%

All directors and executive officers as a group (8 persons)	2,631,961	16.6%

(1)  Unless otherwise indicated, each executive officer of director has voting and investment power with respect to all of the shares reflected in the table for such executive officer or director. The mailing address of each of the executive officers and directors of the Company is 7000 N. High Street, Worthington, Ohio 43085.

(2) Percent of ownership is computed based on the sum of (a) 15,823,710 shares of common stock outstanding on April 7, 2014, and (b) the number of shares of common stock, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable of will first become exercisable within 60 days after April 7, 2014.

(3)  Includes options to acquire 13,333 shares of common stock which are currently exercisable or will first become exercisable within 60 days after April 7, 2014. Also includes 33,333 shares of Common Stock owned by Hoeweler Partners Capital.

(4) Includes options to acquire 3,333 shares of common stock which are currently exercisable or will first become exercisable within 60 days after April 7, 2014.

(5) Includes options to acquire 3,333 shares of common stock which are currently exercisable or will first become exercisable within 60 days after April 7, 2014.

(6)  Includes options to acquire 16,667 shares of common stock which are currently exercisable or will first become exercisable within 60 days after April 7, 2014. Also includes 30,000 shares of Common Stock owned by Colleen O’Dell, Mr. O’Dells spouse, and 5000 shares owned by Colleen O’Dell as custodian for Sara F. O’Dell.

(7) Includes options to acquire 15,000 shares of common stock which are currently exercisable or will first become exercisable within 60 days after April 7, 2014. Also includes 66,666 shares of Common Stock owned by Suzanne G. Perry, Mr. Perry’s spouse, and 100,000 shares of Common Stock owned by The Suzanne Perry Family Trust.

(8) Includes options to acquire 3,333 shares of common stock which are currently exercisable or will first become exercisable within 60 days after April 7, 2014.

(9) Includes options to acquire 10,000 shares of common stock which are currently exercisable or will first become exercisable within 60 days after April 7, 2014.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.  Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who own more than 10% of any registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, directors and beneficial owners of more than 10% of the outstanding common stock of the Company are required by regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on a review of the Section 16(a) reports filed on behalf of these persons and written representations that no other Section 16(a) reports were required to be filed for transactions during 2013, all filing requirements applicable to executive officers, directors and beneficial owners of more than 10% of the outstanding common stock of the Company under Section 16(a) of the Exchange Act were complied with.

AUDIT COMMITTEE MATTERS

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective as of April 17, 2014, the Board of Directors of Central Federal Corporation (the “Company”), upon the recommendation of the Audit Committee (the “Audit Committee”) of the Board of Directors, approved the engagement of BKD, LLP (“BKD”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014. The engagement of BKD resulted from a competitive request for proposal process undertaken by the Audit Committee pursuant to which the Audit Committee received proposals from BKD, Crowe Horwath LLP (“Crowe”) and one other independent registered public accounting firm.

During the Company’s two most recent years ended December 31, 2013 and 2012, and the subsequent interim period through April 17, 2014,  neither the Company nor anyone on its behalf consulted with BKD regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that BKD concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as those terms are defined in Item 304 of Regulation S-K and the related instructions.

On April 17, 2014, the Company, at the direction of the Audit Committee, notified Crowe that it has been dismissed as the Company’s independent registered public accounting firm effective as of the completion of the audit of the Company’s consolidated financial statements for the year ending December 31, 2013.

Crowe’s reports on the Company’s consolidated financial statements for each of the two most recent years ended December 31, 2013 and 2012, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent years ended December 31, 2013 and 2012, and the subsequent interim period through April 17, 2014, (i) there were no disagreements between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreements in its report on the consolidated financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K.

PRE-APPROVAL OF SERVICES

The Company’s Audit Committee must pre-approve all engagements of the independent registered public accounting firm by the Company and its subsidiaries, including CFBank, as required by the Audit Committee’s charter and the rules of the Securities and Exchange Commission.  Prior to the beginning of each fiscal year, the Audit Committee approves an annual estimate of fees for engagements, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence from management.  In addition, the Audit Committee evaluates known potential engagements of the independent registered public accounting firm, including the scope of the proposed work to be performed and the proposed fees, and approves or rejects each service.  Management may present additional services for approval at subsequent committee meetings.  The Audit Committee has delegated to the Audit Committee Chairman the authority to evaluate and approve engagements on behalf of the Audit Committee in the event a need arises for pre-approval between Committee meetings and in the event the engagement for services was within the annual estimate but not specifically approved.  If the Chairman so approves any such engagements, he reports that approval to the full Committee at the next Committee meeting

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Crowe Horwath LLP served as the Company’s independent registered public accounting firm for the 2013 and 2012 fiscal years.  The Audit Committee pre-approved all services rendered by Crowe Horwath LLP for 2013 and 2012.  Crowe Horwath LLP billed the aggregate fees shown below for audit services, audit related services, tax services and other services rendered to the Corporation and its subsidiaries for the 2013 and 2012 fiscal years.

	2013	2012

Audit Fees	$ 99,000	$ 95,000
Audit-Related Fees (1)	39,335	70,465
Tax Fees	12,000	-
All Other Fees (2)	2,594	2,350
Total	$ 152,929	$ 167,815

(1) Includes fees related to additional work
(2) Includes fees related to accounting research products

AUDIT COMMITTEE REPORT

The Company’s Audit Committee has reviewed and discussed with management and with Crowe Horwath LLP, the Company’s independent registered public accounting firm for 2013, the audited financial statements of the Company for the year ended December 31, 2013.  In addition, the Audit Committee has discussed with Crowe Horwath LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee also has received the written disclosures and the letter from Crowe Horwath LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence and has discussed with Crowe Horwath LLP its independence from the Company.

Based on the foregoing discussions and reviews, the Audit Committee has recommended to the Corporation’s Board of Directors that the audited financial statements for the year ended December 31, 2013 be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

Thomas P. Ash, Chairman, Edward W. Cochran, James Frauenberg II, Robert Hoeweler and Robert Milbourne

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

If a stockholder desires to have a proposal included in the Company’s proxy statement and form of proxy for the 2015 annual meeting of stockholders, the proposal must conform to the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 and other applicable proxy rules and interpretations of the SEC concerning the submission and content of proposals.  Proposals for the 2015 annual meeting of stockholders must be received by the Company, at 7000 N. High Street, Worthington, Ohio 43085, prior to the close of business on December 22, 2014 in order to be eligible for inclusion in the Company’s proxy, notice of meeting and proxy statement relating to the 2015 annual meeting.

The Company’s Bylaws provide an advance notice procedure for a stockholder to properly bring business before an annual meeting of stockholders.  For business to be properly brought before an annual meeting by a stockholder, the business must relate to a proper subject matter for stockholder action and the stockholder must have given timely notice thereof in writing to the Corporate Secretary of the Company.  To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the Company not less than 90 days prior to the date of the annual meeting; provided, however, that in the event that less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.  A stockholder’s notice to the Corporate Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting:  (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business; (iii) the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder; and (iv) any material interest of such stockholder in such business.

Assuming that the 2015 annual meeting of stockholders is held on the third Wednesday of May 2015, as has been the Company’s recent practice, and that such date is announced at least 100 days in advance, a stockholder’s proposal for that meeting must be received by the Company at 7000 N. High Street, Worthington, Ohio 43085, not later than the close of business on February 19, 2015, in order to be considered timely.  If any such proposal is received after such date, it will be considered untimely, and the persons named in the proxies solicited by the Board of Directors of the Company may exercise discretionary voting power with respect to that proposal.

ANNUAL REPORT

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CENTRAL FEDERAL CORPORATION, 7000 N. HIGH STREET, WORTHINGTON, OHIO 43085.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy T. O’Dell

Chief Executive Officer

Worthington, Ohio

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

CENTRAL FEDERAL CORPORATION
7000 N. HIGH STREET
WORTHINGTON, OH 43085

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Robert E. Hoeweler 02 Robert Milbourne

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000211801_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report/10K is/are available at www.proxyvote.com .

CENTRAL FEDERAL CORPORATION
Annual Meeting of Stockholders
May 21, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder hereby appoints Thad R. Perry and Timothy T. O'Dell, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CENTRAL FEDERAL CORPORATION that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, local time, on May 21, 2014, at the Fairlawn Country Club, 200 North Wheaton Road, Fairlawn, Ohio, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000211801_2 R1.0.0.51160